UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2011


                                 ORGENESIS INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54329                  980583166
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

1001 SW 5th Avenue, Suite 1100, Portland, Oregon                   97204
   (Address of principal executive offices)                     (Zip Code)

                                 (503) 206-0935
              (Registrant's telephone number, including area code)

                       BUSINESS OUTSOURCING SERVICES, INC.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

AMENDMENT TO ARTICLES OF INCORPORATION

On September 14, 2011, we filed a Certificate of Amendment to our Articles of Incorporation in order to correct certain information relating to the names of our directors and officers as well as add supplemental information to our articles of incorporation. A description of the changes to our Articles of Incorporation was attached as an exhibit to our definitive proxy statement filed with the SEC on August 18, 2011.

THE ABOVE DESCRIPTION OF THE CERTIFICATE OF AMENDMENT DOES NOT PURPORT TO BE COMPLETE, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE CERTIFICATE OF AMENDMENT OF OUR COMPANY, WHICH ARE ATTACHED AS EXHIBIT 3.1 TO THIS CURRENT REPORT ON FORM 8-K AND ARE INCORPORATED BY REFERENCE HEREIN.

AMENDED AND RESTATED BYLAWS

On September 14, 2011, we amended and restated our company's bylaws. The amendment and restatement of the bylaws was for the purpose of, among other things, removing certain outdated and redundant provisions that existed in our company's prior bylaws with respect to corporate governance, shareholder and director meeting procedures, and indemnification procedures. A description of our amended and restated bylaws was attached as an exhibit to our definitive proxy statement filed with the SEC on August 18, 2011.

The above description of the amended and restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the amended and restated Bylaws of our company, which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

3.1  Certificate of Amendment to Articles of Incorporation

3.2  Amended and Restated Bylaws

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.


By: /s/ Guilbert Cuison
    -----------------------------------
    Guilbert Cuison
    President, Secretary and Director
    September 20, 2011

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